Goodwill	6 Months Ended
Jun. 30, 2022
Disclosure of Goodwill [Abstract]
GOODWILL
10.	GOODWILL

The Company had recorded goodwill of $Nil on June 30, 2022 (December 31, 2021-$NIL). This consists of goodwill on the acquisition of the wholly-owned subsidiary, Signifi Mobile Inc. in the amount of $801,780 plus the newly acquired goodwill in 2021 from the acquisition of Clear RF in the amount of $50,257, net of 100% impairment of the goodwill acquired. The Company assesses whether there are, events, changes in circumstances, and/or changes in key assumptions on which management has based its determination of the CGU, that would, more likely than not, reduce the fair value of the CGU to below its carrying value and therefore, require goodwill to be tested for impairment at the end of each reporting period.

As of December 31, 2021, the Company performed its annual impairment test on the goodwill using the Fair value less cost of disposal method. Due to a history of losses in this CGU in the preceding few years and without documentation of back-orders or basis to project profitable operations in the near term, management determined that the recoverable amount was less than the carrying value on December 31, 2021 and impaired the full amount of the Goodwill in the amount of $852,037.